SPECTRASELECT

AN INDIVIDUAL AND GROUP FLEXIBLE PREMIUM
DEFERRED VARIABLE ANNUITY CONTRACT

issued by
Voya Insurance and Annuity Company
and its
Separate Account U

Supplement Dated May 21, 2019

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. __________________________________________________________________________

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-283-3427. Your election to receive reports in paper will apply to all funds in which you choose to invest.

IMPORTANT INFORMATION ABOUT THE COMPANY

Voya Insurance and Annuity Company (“VIAC,” the “Company,” “we,” “us” or “our”) is an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc. (“Venerable”).  Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc.  The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.

Subject to regulatory approval, the Company intends to change its name to Venerable Insurance and Annuity Company on or about September 1, 2019.  Consequently, all references to “Voya” as it relates to the Contract’s name and features and/or benefits, including any rider benefits in your most recent prospectus and any subsequent supplements are hereby deleted.  References to “Voya” in relation to former company affiliates and any mutual fund and/or a mutual fund’s investment adviser or subadviser will remain unchanged.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

IMPORTANT INFORMATION ABOUT THE FUNDS
CURENTLY AVAILABLE THROUGH THE CONTRACT

The Subaccounts that invest in the following funds are currently available for investment through the Contract:

Invesco V.I. Global Core Equity Fund (Series I)	Voya International Index Portfolio (Class I)
Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Debt Portfolio (Class I)	Voya Large Cap Growth Portfolio (Class I)
Voya Large Cap Value Portfolio (Class I)
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio (Class I)	Voya Limited Maturity Bond Portfolio (Class S)
Voya MidCap Opportunities Portfolio (Class I)
Voya Global Bond Portfolio (Class S)	Voya RussellTM Large Cap Growth Index Portfolio (Class I)
Voya Government Liquid Assts Portfolio (Class I)	Voya RussellTM Large Cap Index Portfolio (Class I)
Voya Growth and Income Portfolio (Class I)	Voya RussellTM Large Cap Value Index Portfolio (Class S)
Voya High Yield Portfolio (Class S)	Voya U.S. Stock Index Portfolio (Class I)
Voya Intermediate Bond Portfolio (Class I)	VY® Invesco Comstock Portfolio (Class I)
Voya Index Plus LargeCap Portfolio (Class I)	VY® Invesco Equity and Income Portfolio (Class I)
Voya International High Dividend Low Volatility Portfolio (Class S)	VY® Invesco Growth and Income Portfolio (Class I)
VY® T. Rowe Price International Stock Portfolio (Class S)

More detailed information about these funds, including investment advisers/subadvisers, objectives and fees and expenses can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service at the address and telephone number below for more information.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

IMPORTANT INFORMATION ABOUT FUNDS
CLOSED TO NEW INVESTMENT THROUGH THE CONTRACT

The Subaccount that invests in the following mutual fund have been closed to new investment:

VanEck VIP Global Hard Assets Fund (Initial Class)

Contract Owners who have invested in the Subaccount that corresponds to this fund may leave their investments in that Subaccount, but future allocations and transfers into it are prohibited. If your most recent premium allocation instructions includes the Subaccount that corresponds to this fund, premium received that would have been allocated to the Subaccount corresponding to this fund may be automatically allocated among the other available Subaccounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service at the address or telephone number below.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.